GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Service, Investor, Class R, Class R6 and Class P Shares of the

Goldman Sachs Mid Cap Value Fund

(the “Fund”)

Supplement dated February 10, 2021 to the

Prospectuses and Statement of Additional Information (the “SAI”),

each dated December 29, 2020

Effective immediately, Adam Agress will no longer serve as a portfolio manager for the Fund. Sung Cho will continue to serve as portfolio manager for the Fund.

Accordingly, effective immediately, all references to Mr. Agress in the Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectuses and SAI for future reference.

EQVAL4TBDSTK 02-21